U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): 	July 29, 2003
                                                    ------------------


         	   Claremont Technologies Inc.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


     Nevada                     000-50240                  98-0338263
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)

   John Morita
   #2120, 1066 West Hastings Street
   Vancouver, British Columbia, Canada		         V6E 3X2
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


 Registrant's telephone number, including area code:	(604) 880-5555
                                                        ----------------

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

NONE

ITEM  3.    BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.    OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The Board of Directors of the Company have approved a 3.2 for 1 split of its common stock. The stock split was effected by way of a stock dividend to the Company's shareholders of record on July 28, 2003. Each shareholder of record was issued 2.2 additional shares of the Company's common stock for each 1 share held on the payment date of July 28, 2003. The Company's common stock was traded on a post-split (ex-dividend) basis on July 29, 2003. As of July 29, 2003 the total issued and outstanding shares of the Company is 16,320,000 common shares.


ITEM  6.    RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

None

ITEM  8.    CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.    REGULATION  FD  DISCLOSURE

None.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLAREMONT  TECHNOLOGIES,  INC.

Date:  July 29,  2003
                                        By:  /s/ John Morita
                                            -----------------------
                                             JOHN MORITA
                                             President